Neuberger Berman Alternative and Multi-Asset Class Funds®

Supplement to the Prospectus dated February 28, 2017, as amended and supplemented

Class A, Class C, and Institutional Class of:
Neuberger Berman Long Short Credit Fund
Neuberger Berman Long Short Fund
Neuberger Berman Multi-Asset Income Fund
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

The following text replaces the corresponding text in the “Portfolio Holdings Policy” section of the Prospectus:

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for each Fund (except Long Short Fund and Multi-Asset Income Fund) are generally posted 15-30 days after the end of each calendar quarter. The complete portfolio holdings for Long Short Fund and Multi-Asset Income Fund are generally posted 15-days after each month-end.

Each Fund’s (except Long Short Fund and Multi-Asset Income Fund’s) complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Long Short Fund and Multi-Asset Income Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

No earlier than five business days after month-end or quarter-end, as applicable, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month or quarter as of month-end or quarter-end, as applicable, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month or quarter, as applicable, has been posted.

The date of this supplement is May 16, 2017.

 Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services: 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com